                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   PHILIP F. ANSCHUTZ
                                       --------------------------------------
                                       Philip F. Anschutz

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.

                                       /s/   DONALD H. ANDERSON
                                       --------------------------------------
                                       Donald H. Anderson

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   ROBERT S. BOSWELL
                                       --------------------------------------
                                       Robert S. Boswell

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.

                                       /s/   RICHARD J. CALLAHAN
                                       --------------------------------------
                                       Richard J. Callahan

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   DALE F. DORN
                                       --------------------------------------
                                       Dale F. Dorn

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   WILLIAM L. DORN
                                       --------------------------------------
                                       William L. Dorn

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   DAVID H. KEYTE
                                       --------------------------------------
                                       David H. Keyte

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   JAMES H. LEE
                                       --------------------------------------
                                       James H. Lee

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Alan P. Baden and Barbara E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.

                                       /s/   DANIEL L. McNAMARA
                                       --------------------------------------
                                       Daniel L. McNamara

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   CRAIG D. SLATER
                                       --------------------------------------
                                       Craig D. Slater

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   JOAN C. SONNEN
                                       --------------------------------------
                                       Joan C. Sonnen

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   DRAKE S. TEMPEST
                                       --------------------------------------
                                       Drake S. Tempest

                           POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer or director, or both, of FOREST OIL CORPORATION, a New York corporation (the "Company"), does hereby constitute and appoint Daniel L. McNamara and Barbara
E. Chesebro his true and lawful attorneys and agents (each with the authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents deem necessary or advisable: (i) to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of the offering, sale and delivery of equity and debt securities (the "Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to a Registration Statement or to any amendment thereto filed with the Securities and Exchange Commission in respect of the Securities, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Registration Statement or amendment; and (ii) to register or qualify the Securities for sale and to register or license the Company as a broker or dealer in the Securities under the securities or Blue Sky Laws of all such States as may be necessary or appropriate to permit therein the offering and sale of the Securities as contemplated by said Registration Statement, including specifically, without limitation, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer or director, or both, of the Company to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as part thereof or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying the Securities or registering or licensing the Company, and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 5th day of December, 1995.


                                       /s/   MICHAEL B. YANNEY
                                       --------------------------------------
                                       Michael B. Yanney